IVY FUNDS

Ivy Asset Strategy Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Income Fund

Ivy European Opportunities Fund

Ivy Global Natural Resources Fund

Ivy High Income Fund

Ivy International Fund

Ivy International Growth Fund

Ivy International Value Fund

Ivy Large Cap Growth Fund

Ivy Limited-Term Bond Fund

Ivy Mid Cap Growth Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Pacific Opportunities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Supplement Dated August 4, 2003 To Prospectus Dated July 1, 2003
(and supplemented July 25, 2003, July 15, 2003 and July 7, 2003)

The following information replaces the disclosure regarding the management of Ivy Small Cap Growth Fund in the Section entitled "Portfolio Management":

The Ivy Small Cap Growth Fund is managed by the small cap growth team of Waddell & Reed Ivy Investment Company (WRIICO).  Gilbert Scott is primarily responsible for the management of the fund.  Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap growth institutional accounts since September 2000.  He is a vice president of WRIICO and of Waddell & Reed Investment Management Company (WRIMCO).  Mark G. Seferovich is the senior member of the small cap growth team.  Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap growth mutual funds from September 1992 through September 2002.  Mr. Seferovich currently is primarily responsible for managing small cap growth institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap growth team.  He is a senior vice president of WRIICO and WRIMCO.

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